UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 2, 2011

THE L.S. STARRETT COMPANY
(Exact name of registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331
(Address of principal executive offices) (Zip Code)

Registrant's telephone number:
978-249-3551

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2011, Robert J. Simkevich, the Company’s Corporate Controller and Principal Accounting Officer, provided notice of resignation to the Company, effective as of February 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE L.S. STARRETT COMPANY

Dated: February 2, 2011	By: /s/ Douglas A. Starrett
Name: Douglas A. Starrett
Title: President and Chief Executive Officer